ACQUISITION OF VETH PROPULSION HOLDING, B.V.
JUNE 2018

FORWARD LOOKING STATEMENTS

This presentation contains or may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believes," "expects," "intends," "plans," "anticipates," "hopes," "likely," "will," and similar expressions identify such forward-looking statements. Forward looking information in these materials includes, but is not limited to: the acquisition of Veth Propulsion Holding; the expected closing of the Purchase Agreement; expected 2018 sales, adjusted EBITDA, gross margins and capital expenditures of Veth Propulsion Holding; and expected cost synergies and earning per share accretion.

Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company's actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management's view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

VETH PROPULSION HOLDING, B.V. (“VETH”) OVERVIEW

Transaction Overview

- Twin Disc (“TWIN”) entered into a Stock Purchase Agreement to acquire Veth, a private limited liability company incorporated under the laws of the Netherlands for €49.7 million on a cash-free, debt-free basis
- Financed with existing cash / new debt facility
- Additional consideration of up to €3.3 million will be paid in TWIN stock if certain earn-out provisions are met
- Transaction expected to close in July 2018

Business Description

- Global manufacturer of highly-engineered auxiliary propulsions and propulsion machinery for maritime vessels
- Leader in rudder propellers, bow thrusters, generator sets and engine service and repair
- Strong presence in key European maritime markets
- Deep and long-standing relationships with growing customers
- Main headquarters located in Papendrecht, the Netherlands with a global presence in over 40 countries
- New state of the art facility completed in 2016
- Expected calendar 2018 sales and adjusted EBITDA of approximately €51 million and €6 million, a 12% margin

End Market by Ship Type



Other
21%
Inland Marine
22%
Workboats / Tugboats
9%
Passenger Vessels
20%
Sea Going Vessels
13%
Ferries
15%



Z-Drives



L-Drives



Diesel Engines / Generator Sets



Propellers



Veth-Jet



Steering Grids



Electronics



Elbow Thruster

Note: Adjusted EBITDA is a non-GAAP figure that is defined as net income plus interest, taxes, depreciation and amortization, non-cash stock compensation, purchase accounting adjustments and non-recurring integration costs. Expected adjusted EBITDA is provided on a non-GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort because of the potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as non-cash stock compensation, purchase accounting adjustments and non-recurring integration costs. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

VETH PROPULSION

TWIN DISC. 100 YEARS

STRATEGIC OVERVIEW & RATIONALE

- ☑ *Complementary product offering with exposure to new technologies*
- ☑ *Additive engineering talent and product development capabilities*
- ☑ *End market diversification away from land-based energy markets and a broader array of overall demand drivers for Twin Disc (i.e., commercial marine exposure)*
- ☑ *Extension of European footprint with a new, world-class facility*
- ☑ *Significant synergy potential, with annual synergies of ~$2 million by FY2021*
- ☑ *Compelling value creation opportunity with strong earnings accretion and return on invested capital*

100 TWIN DISC. YEARS

VETH PRODUCT OVERVIEW

Product Overview

Azimuth Thrusters

- Rudder propeller with 360º maneuverability
- Allows for greater flexibility in design of marine engine room
- Mountable without dry-docking



Z-Drive
Diesel / Hybrid



L-Drive
Electric / Diesel-Electric

Tunnel Thrusters

- Customized solutions designed for each vessel structure
- Increase efficiency and minimal cavitation with unique streamlined tailpiece



Tunnel Thrusters

Diesel Engines / Generator Sets

- Distributor of diesel engines / generator sets
- Broad product offering
- Full supply, installation, service and repair services
- Product combinations serve multiple applications



Diesel Engines / Generator Sets

Electronics / Other

- Operating systems and control panels for Veth products certified for maritime sector
- Fully dimmable touchscreen color panels
- Rapid start, motor readings and autopilot systems



Electronics

VETH PROPULSION

TWIN DISC. 100 YEARS

PRO FORMA BUSINESS SEGMENT & GEOGRAPHIC MIX

Business Segment Mix



Other
6%
Marine & Propulsion Systems 52%
Industrial
17%
Land-based Systems 25%

TWIN Standalone



Other
5%
Marine & Propulsion Systems 62%
Industrial
13%
Land-based Systems 20%

TWIN Pro Forma

Geographic Segment Mix

- Acquisition makes Twin Disc a more global business
- Expands European footprint and resources, including leased new world-class manufacturing facility
  - Increases European sales from ~20% to ~35% in the pro forma Company
- Sales from the U.S. would be ~45% of the pro forma Company, down from ~55% today

VETH ACQUISITION FINANCIAL SUMMARY

Estimated CY2018 Financial Results	▪ Sales of approximately €51 million ▪ Adjusted EBITDA (1) of approximately €6 million (12% of sales) ▪ Capital expenditures of approximately 2% of sales
Purchase Price	▪ €49.7 million base purchase price, excluding €3.3 million earn-out ▪ Total purchase price represents a multiple of calendar 2018 projected EBITDA of 8.6x, assuming full achievement of earn-out milestone; multiple is 6.8x with full run-rate synergies ▪ Transaction financed with new credit agreements and existing cash
Financial Impact	▪ Compelling value creation opportunity ▪ Expect ~$2 million in annual synergies by FY2021 ▪ Anticipated fully diluted cash EPS accretion including full run-rate synergies of $0.41 per share for pro forma FY2020 (2) ▪ Anticipated fully diluted GAAP EPS accretion including full run-rate synergies of $0.30 per share for pro forma FY2020 (3) ▪ EPS accretion including full run-rate synergies of $0.39 and $0.28 on a cash and GAAP basis, respectively, if the full earn-out is achieved ▪ TWIN will maintain ample flexibility to fund future growth, with pro forma post-transaction leverage of 1.8x net debt/LTM adjusted EBITDA expected at closing
Timing	▪ Expected closing by July 2018

Note: Projections as of May 2018. Management does not intend to update these projections in the future. Earn-out of up 120K shares of TWIN stock based on Veth achieving calendar 2018 operating results.

(1) Adjusted EBITDA is a non-GAAP figure that is defined as net income plus interest, taxes, depreciation and amortization, non-cash stock compensation, purchase accounting adjustments and non-recurring integration costs. Expected adjusted EBITDA is provided on a non-GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort because of the potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as non-cash stock compensation, purchase accounting adjustments and non-recurring integration costs. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

(2) Cash EPS is a non-GAAP figure that excludes non-routine acquisition and integration related expenses, target existing amortization and purchase accounting adjustments from the determination of GAAP EPS. Expected cash EPS accretion is provided on a non-GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort because of the potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future periods. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

(3) Includes preliminary assumptions for purchase accounting adjustments and other acquisition related costs.

CONTACT INFORMATION

TWIN Contact

Jeffrey S. Knutson

Vice President – Finance
Chief Financial Officer
Treasurer and Secretary

Knutson.Jeff@twindisc.com

See our website at:
www.twindisc.com